Unaudited Condensed Financial Information of the Parent Company - Schedule of Condensed Statements of Operations and Comprehensive Income (Loss) (Unaudited) (Details) - Parent Company [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Condensed Statement of Income Captions [Line Items]
Equity in earnings of subsidiaries	$ 11,137	$ 10,715	$ 8,259
General and administrative expenses	(259)	(421)	(472)
NET INCOME	10,878	10,294	7,787
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(1,681)	(1,757)	(8,157)
Total comprehensive income (loss) attributable to Shengfeng Development Limited	$ 9,197	$ 8,537	$ (370)